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Exhibit 10.14

SECOND AMENDMENT TO LOAN DOCUMENTS

        This SECOND AMENDMENT TO LOAN DOCUMENTS ("Amendment") dated November 21, 2002 (with an effective date of December 2, 2002) is made by and among TRIUMPH GROUP, INC., a Delaware corporation, (the "Borrower") and PNC BANK, NATIONAL ASSOCIATION, a national banking association as Agent for the Banks under the Amended and Restated Credit Agreement referred to herein (hereinafter referred to in such capacity as the "Administrative Agent"), WACHOVIA BANK, NATIONAL ASSOCIATION, in its capacity as syndication agent for the Banks under such agreement (hereinafter referred to in such capacity as the "Syndication Agent"), BANK OF AMERICA, N.A., in its capacity as documentation agent for the Banks under such agreement (herein referred to in such capacity as the "Documentation Agent") and CITIZENS BANK in its capacity as co-agent for the Banks under such agreement (hereinafter referred to in such capacity as the "Co-Agent") and PNC BANK, NATIONAL ASSOCIATION; WACHOVIA BANK, NATIONAL ASSOCIATION; CITIZENS BANK; BANK OF AMERICA, N.A.; THE BANK OF NEW YORK; ALLFIRST BANK; NATIONAL CITY BANK; FLEET NATIONAL BANK; SUNTRUST BANK; and FARMERS FIRST BANK as the Banks.

        Reference is made to the Amended and Restated Credit Agreement dated October 16, 2000 by and among the Borrower, the Banks, the Administrative Agent, the Syndication Agent, the Documentation Agent and the Co-Agent, as amended on February 12, 2002 (as so amended, the "Agreement") pursuant to which the Banks extended to the Borrower a $350,000,000 Revolving Credit Facility. The obligations under the Agreement and the Loan Documents are evidenced by the Borrower's Notes payable to the Banks. (Capitalized terms used herein not otherwise defined shall have the meanings provided for in the Agreement.)

        The Borrower has requested, and subject to the terms hereof, the Agent and the Banks have agreed, inter alia, that: the sale of the Senior Notes described herein be permitted and, effective upon such sale, that the Commitments be reduced to an aggregate of $250,000,000, and other agreements referred to herein be made.

        Accordingly, the Borrower, the Banks and the Agent have agreed that the Agreement be amended as provided herein to provide therefor, effective as of December 2, 2002.

        NOW, THEREFORE, in consideration of the foregoing and for other consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

        1.    Amendment to Agreement.

          (a)  Section 1.1 of the Agreement is hereby amended by adding the following definitions to read in their entirety as follows:

            Extending Bank shall have the meaning assigned to such term in Section 2.9.2 [Approval by 67% Bank].

            Non-approving Bank shall have the meaning assigned to such term in Section 2.9.2 [Approval by 67% Banks].

            Senior Notes shall mean, collectively (a) the $80,000,000 6.06% Series A Senior Notes due December 2, 2012 of the Borrower and (b) the $70,000,000 5.59% Series B Senior Notes due December2, 2012 of the Borrower.

            Senior Note Sale shall mean the sale and purchase of the Senior Notes on or about December 2, 2002 pursuant to the terms of those certain separate Note Purchase Agreements dated November 21, 2002 by and between the Borrower and each of the purchasers party thereto.

          (b)  Section 1.1 of the Agreement is further amended by amending certain definitions as follows:

            (i)    The definition of "PIK Subordinated Indebtedness" is hereby amended and restated to read in its entirety as follows:

        PIK Subordinated Indebtedness shall mean Indebtedness of the Borrower which (a) by its terms is subordinated to the Obligations of the Borrower to the Banks on the same terms and conditions as any other Indebtedness to which it is subordinated and (b) has no terms that require any payment of principal or interest prior to June 2, 2013.

            (ii)  The definition of "Revolving Credit Commitment" is hereby amended by adding at the end thereof an additional sentence to read as follows:

        As of December 2, 2002, after giving effect to the Senior Note Sale, the aggregate Commitments equal $250,000,000.

            (iii)  The definition of "Revolving Credit Commitment" is hereby further amended by adding at the end thereof an additional sentence to read as follows:

        Effective upon the completion of the Senior Note Sale, each Bank's respective Revolving Credit Commitments are reduced and Schedule 1.1(B) is hereby amended to reflect aggregate Commitments of $250,000,000 by replacing the grid set forth therein with the following:

Triumph Group, Inc.

SCHEDULE 1.1(B)
(as of the date of the Second Amendment to Loan Documents)

BANK NAME	AMOUNT OF COMMITMENT FOR REVOLVING CREDIT LOANS ($)	PERCENTAGE (%)
PNC Bank, National Association	53,571,429	21.43
Wachovia Bank, National Association	42,857,143	17.14
Bank of America, N.A.	35,714,286	14.29
Citizens Bank	32,142,857	12.86
National City Bank	14,285,714	5.71
Fleet National Bank	28,571,429	11.43
SunTrust Bank	14,285,714	5.71
Allfirst Bank	12,500,000	5.00
The Bank of New York	8,928,571	3.57
Farmers First	7,142,857	2.86
Total	250,000,000	100

          (c)  The Agreement is further amended as follows:

            (i)    Section 2.9 [Extension by Banks of the Expiration Date] is hereby amended and restated to read in its entirety as follows:

            2.9  Extension by Banks of the Expiration Date.

              2.9.1  Requests; Approval by All Banks.

      The Borrower may request an extension to a specified date of the Expiration Date by written notice to the Banks and the Banks agree to respond to the Borrower's request for an extension no later than thirty (30) days following receipt of the request; provided, however, that the failure of any Bank to respond within such time period shall not in any manner constitute an agreement by such Bank to extend the Expiration Date. If all Banks elect to extend, the Expiration Date shall be extended for the period so requested. If one or more Banks decline to extend or do not respond to Borrower's request, the provisions of Section 2.9.2 [Approval by 67% Banks] shall apply.

              2.9.2.  Approval by 67% Banks.

      In the event that one or more Banks do not agree to extend the Expiration Date or do not respond to Borrower's request for an extension within the time required under Section 2.9.1 [Requests; Approval by All Banks] (each a "Non-approving Bank"), but 67% of the Banks (measured by their Ratable Shares and not per capita) agree to such extension within such time (each such agreeing Bank being an "Extending Bank"), then, simultaneously with the execution and delivery by all parties necessary thereto of documents evidencing such extension, the Commitment of each Non-approving Bank shall automatically be terminated (after which time such Non-approving Bank shall cease to be a "Bank" hereunder) and the aggregate Commitments shall be reduced by the amount of such terminated Commitments (the amount of such reduction in the Commitments referred to herein as the "Commitment Reduction"). The Borrower shall have the right to increase the Revolving Credit Commitment by an amount equal to the Commitment Reduction in accordance with the terms and conditions of Section 2.1.2 [Right to Increase Commitments] hereof, provided, however, (a) the aggregate of any such increases shall not exceed the Commitment Reduction, and (b) and, for so long as a Commitment Reduction exists, the limitations on increases in the Revolving Credit Commitment set forth in Section 2.1.2 [Right to Increase Commitments] shall not apply. In the event that the Agent shall become a Non-approving Bank, the provisions of this Section 2.9 [Extension by Banks of the Expiration Date] shall be subject to Section 9.14 [Successor Agent]. Nothing in this Section 2.9.2 shall expand the options provided in Section 4.4.2 [Replacement of a Bank].

            (ii)  Section 3.1 [Interest Rate Options] is hereby amended by replacing the words "five (5) Borrowing Tranches" with the words "eight (8) Borrowing Tranches."

            (iii)  Section 7.2.1 [Indebtedness] is hereby amended by placing a semicolon at the end of item (viii) and adding a new items (ix) and (x) to read as follows:

              (ix)  Indebtedness under the Senior Notes; and

              (x)  Notes issued in favor of the seller as consideration for an acquisition permitted under Section 7.2.6(ii) hereof; provided that: (a) the debt evidenced by such notes is included in the Consideration for such acquisition, and (b) such notes are subordinated in all respects to the Obligations; provided, further, that such notes may be repaid in accordance with their terms at or before the Expiration Date so long as no Event of Default or Potential Default then exists or will result from such payment.

            (iv)  The last paragraph of Section 7.2.1 [Indebtedness] is hereby amended and restated as follows:

        Notwithstanding the foregoing, the sum of the outstanding principal amount of (A) all Indebtedness of Subsidiaries, including Guaranties (other than the Guaranty and Suretyship Agreement executed in connection herewith), plus (B) secured and unsecured Indebtedness of the Borrower (not including Indebtedness described in subsections (vi) and (ix) of this Section 7.2.1, or the Obligations hereunder) shall not at any time exceed 20% of Consolidated Net Worth.

            (v)  Section 7.2.19 [Negative Pledges] is hereby amended by adding at the end thereof an additional sentence to read as follows: "Notwithstanding the foregoing, the Senior Notes may contain negative pledges."

            (vi)  A new Section 7.2.21 is hereby added to read in its entirety as follows:

              7.2.21  Senior Notes

          The Senior Notes are by their terms unsecured, and those certain separate Note Purchase Agreements pursuant to which the Senior Notes were issued contain no restrictions on negative pledges which apply to the Obligations. The Senior Notes are by their terms due on December 2, 2012. The Senior Note Sale shall be effective on or about December 2, 2002.

            (vii) Section 8.1.5 [Defaults in Other Agreements or Indebtedness] is hereby amended by adding at the end thereof a new phrase to read in its entirety as follows:

        or, without limiting the foregoing, there occurs any "Event of Default" under those certain separate Note Purchase Agreements dated November 21, 2002 pursuant to which the Senior Notes were sold.

            (viii) Section 10.1 [Modification, Amendments or Waivers] is hereby amended by adding at the end thereof a new sentence to read as follows:

        Notwithstanding anything in this Section 10.1 to the contrary, the provision of Section 2.9 [Extension by Banks of the Expiration Date]shall govern the matters set forth therein.

        2.    Effectiveness of Reduction of Commitments.    This Amendment shall be effective on December 2, 2002; provided that the effectiveness of the reduction of each Bank's Commitment is conditioned on the completion of the Senior Note Sale.

        3.    Miscellaneous.

          (a)  All of the terms, conditions, provisions and covenants in the Notes, the Agreement, the Loan Documents, and all other documents delivered to the Banks and the Agent in connection with any of the foregoing documents and obligations secured thereby shall remain unaltered and in full force and effect except as modified by this Amendment and are hereby ratified and confirmed.

          (b)  This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

          (c)  Each and every one of the terms and provisions of this Amendment shall be binding upon and shall inure to the benefit of the Borrower, the Banks and the Agent and their respective successors and assigns.

          (d)  This Amendment may be executed in one or more counterparts, each of which shall be deemed to be an original as against any party whose signature appears thereon, and all of which shall constitute but one and the same instrument.

          (e)  The execution and delivery of this waiver shall not be construed to establish a course of conduct or imply that any other, future or further waivers, consents or forbearance shall be considered, provided or agreed to.

          (f)    The Borrower represents and warrants that there exists no Event of Default or Potential Default.

          (g)  The Borrower represents and warrants that all of the Persons required to be "Guarantors" are in fact Guarantors, have become a party to the Guaranty and Suretyship

  Agreement by executing and delivering to the Administrative Agent on behalf of the Banks the guarantor joinder attached thereto as Exhibit A, and have executed this Amendment on the date hereof.

          (h)  On the date hereof, the Borrower has paid to the Agent and the Banks the fees described in the Summary of Terms and Conditions dated September 3, 2002.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

ATTEST:		TRIUMPH GROUP, INC.
Title:	/s/ KEVIN E. KINDIG	By:	/s/ JOHN R. BARTHOLDSON
Title: Senior Vice President and CFO
[Seal]
PNC BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent
		By:	/s/ FRANK A. PUGLIESE
Title: Vice President
WACHOVIA BANK, NATIONAL ASSOCIATION, successor to First Union National Bank, individually and as Syndication Agent
		By:	/s/ SCOTT SANTACRUZ
Title: Director
CITIZENS BANK individually and as Co-Agent
		By:	/s/ WARREN ENGLE
Title: Vice President
BANK OF AMERICA, N.A., individually and as Documentation Agent
		By:	/s/ ROBERT SEARSON
Title: Senior Vice President
THE BANK OF NEW YORK
		By:	/s/ WALTER C. PARELLI
Title: Vice President
ALLFIRST BANK
		By:	/s/ THEODORE K. OSWALD
Title: Vice President
NATIONAL CITY BANK
		By:	/s/ THOMAS J. MCDONNELL
Title: Senior Vice President
FLEET NATIONAL BANK
		By:	/s/ KENNETH WOOD
Title: Senior Vice President
SUNTRUST BANK
		By:	/s/ STEPHEN DERBY
Title: Director
FARMERS FIRST BANK
		By:	/s/ MICHAEL GROTHE
Title: Vice President

Accepted and agreed by Guarantors as follows:
TRIUMPH BRANDS, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
TRIUMPH GROUP ACQUISITION CORP.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
TRIUMPH GROUP ACQUISITION HOLDINGS, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
THE TRIUMPH GROUP OPERATIONS, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
DV INDUSTRIES, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
HTD AEROSPACE, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
TRIUMPH PRECISION, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
RALEE ENGINEERING CO.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President

TRIUMPH PRECISION CASTINGS CO.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
AEROSPACE TECHNOLOGIES, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
FRISBY AEROSPACE, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
TRIUMPH CONTROLS, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
ADVANCED MATERIALS TECHNOLOGIES, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
HYDRO-MILL CO.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
STOLPER-FABRALLOY COMPANY
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
NU-TECH INDUSTRIES, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President

LEE AEROSPACE, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
ACR INDUSTRIES
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
AIRBORNE NACELLE SERVICES, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
CHEM-FAB CORPORATION
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
TRIWESTERN METALS COMPANY
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
THE TRIUMPH GROUP OPERATIONS HOLDINGS, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President
EFS AEROSPACE, INC.
By:	/s/ RICHARD M. EISENSTAEDT
Title: Vice President

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SECOND AMENDMENT TO LOAN DOCUMENTS
Triumph Group, Inc. SCHEDULE 1.1(B) (as of the date of the Second Amendment to Loan Documents)